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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 31, 2002

                                LIGHTBRIDGE, INC.
               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                     000-21319                  04-3065140
        --------                     ---------                  ----------
(State or Other Jurisdic-           (Commission                (IRS Employer
 tion of Incorporation)             File Number)            Identification No.)

            67 SOUTH BEDFORD STREET, BURLINGTON, MASSACHUSETTS 01803
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (781) 359-4000


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On January 31, 2002, Thomas Meyer resigned his positions as president, chief operating officer and Director of Lightbridge, Inc., a Delaware corporation ("Lightbridge" or the "Company"). The Company has initiated an executive search for Mr. Meyer's replacement and Pamela D.A. Reeve, the Company's chief executive officer, will assume Mr. Meyer's duties until a replacement is found.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

         10.1 Separation Agreement and Release between Thomas Meyer and Lightbridge, Inc. and Corsair Communications, Inc. dated December 7, 2001.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            LIGHTBRIDGE, INC.


                            BY: /S/ HARLAN PLUMLEY
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                                HARLAN PLUMLEY
                                VICE PRESIDENT, FINANCE AND ADMINISTRATION,
                                CHIEF FINANCIAL OFFICER AND TREASURER

February 1, 2002